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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of report (Date of earliest event reported): May 14, 2003

                          FOREST CITY ENTERPRISES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                        1-4372                  34-0863886
----------------------------   ------------------------       -------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


           Terminal Tower, 50 Public Square,                     44113
              Suite 1100, Cleveland, Ohio                      ----------
              ---------------------------                      (Zip Code)
       (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (216) 621-6060
                                                          ----------------



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On May 14, 2003, Forest City Enterprises, Inc., an Ohio corporation, issued a press release to announce that it has agreed to sell $300,000,000 aggregate principal amount of its 7.625% Senior Notes due 2015. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number            Exhibit
         ------            -------
         99.1              Press Release, dated May 14, 2003

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FOREST CITY ENTERPRISES, INC.


                        By:      /s/  Thomas G. Smith
                              -------------------------------------------------
                              Name:   Thomas G. Smith
                              Title:  Executive Vice President, Chief Financial
                                           Officer and Secretary

Dated:  May 14, 2003

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                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------

         99.1              Press Release, dated May 14, 2003